Exhibit 10.20.1

EXECUTION COPY

AMENDMENT NUMBER ONE

to the MASTER REPURCHASE AGREEMENT

Dated as of October 17, 2019,

among QUICKEN LOANS, LLC (Successor by Conversion to and f/k/a QUICKEN LOANS INC.)
MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 15th day of April, 2020, among QUICKEN LOANS, LLC (Successor by Conversion to and f/k/a QUICKEN LOANS INC.), a Michigan limited liability company, as seller (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of October 17, 2019, among Seller, Buyer and Agent, as such agreement may be amended from time to time (the “Agreement”).

RECITALS

WHEREAS, pursuant to a Certificate of Conversion filed on April 1, 2020 with the Michigan Department of Licensing and Regulatory Affairs and effective as of the date hereof, Quicken Loans Inc. converted from a corporation to a limited liability company known as Quicken Loans, LLC, and Quicken Loans, LLC has assumed all of the assets and liabilities of Quicken Loans Inc.;

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement to reflect the reorganization and renaming of Seller; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement as amended hereby and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Amendments.  Effective as of April 15, 2020 (the “Amendment Effective

Date”),

(a) Subsection 12(a) of the Agreement is hereby amended to read in its entirety as follows:

(a) Existence. Seller (a) is a limited liability company validly existing and in good standing under the laws of the State of Michigan, (b) has all requisite limited liability company power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect,

(c) is qualified to do business and is in goo d standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the

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aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

(b)                                 Subsection 12(e) of the Agreement is hereby amended to read in its entirety as follows:

(e)           Action. Seller has all necessary corporate or limited liability company, as applicable, power, authority and legal right to execute, deliver and perform its obligations under each of the Program Documents to which it is a party; the execution, delivery and performance by Seller of each of the Program Documents to which it is a party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and each Program Document has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

(c)                                  Subsection 12(l) of the Agreement is hereby amended to read in its entirety as follows:

(l)            Chief Executive Office; Chief Operating Office; Jurisdiction of Incorporation or Formation. Seller’s chief executive and chief operating office on the Effective Date are located at 1050 Woodward Avenue, Detroit, Michigan 48226. Seller’s jurisdiction of incorporation on the Effective Date is Michigan and its jurisdiction of formation as of April 15, 2020 is Michigan.

(d)                                 Subsection 12(hh) of the Agreement is hereby amended to read in its entirety as follows:

(hh)         Legal Name. On the Effective Date, the exact legal name of Seller is Quicken Loans Inc., and as of April 15, 2020, the exact legal name of Seller is Quicken Loans, LLC and Seller has also used the previous names, assumed names or trade names set forth in the Seller’s Articles of Incorporation or an attachment thereto that has been provided to Buyer.

(e)           Section 13 of the Agreement is hereby amended by deleting Section 13(c)(iv) in its entirety and replacing it with the following:

(iv)                              not move its chief executive office or its jurisdiction of incorporation or formation from the locations referred to in Section 12(l) unless it shall have provided Buyer five (5) Business Days written notice following such change;

(f)                                   Section 13 of the Agreement is hereby amended by inserting the following clause

(ff)      at the end thereof:

(ff) Name Change. Seller shall cooperate with all requests from Buyer, Agent and any other party to any of Program Document with respect to amending any such Program Document to reflect the change in corporate status and legal name of Quicken Loans Inc. to Quicken Loans, LLC.

(g) The Agreement is hereby amended by deleting all references to Quicken Loans Inc. and replacing them with Quicken Loans, LLC.

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SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Effectiveness. This Amendment Number One shall become effective as of the date that the Agent shall have received:

(a)                                 counterparts hereof duly executed by each of the parties hereto,

(b)                                 the Certificate of Conversion of Quicken Loans Inc.

(c)                                  a copy of the Written Consent regarding the Conversion of Quicken Loans Inc.;

(d)           Executed Officer’s Certificate of Quicken Loans, LLC certifying the new organizational documents and including a copy of the LLC Agreement of Quicken Loans, LLC and a Certificate of Good Standing of Quicken Loans, LLC;

(e)           a legal opinion from counsel to Quicken Loans, LLC (as to the conversion and the continued enforceability of the Program Documents);

(f)            Copies of notices to all relevant third-parties regarding the name and formation change, including MERS, Custodian, any control bank and any sub-servicer;

(g)                                  An executed Power of Attorney in the form attached hereto as Exhibit A;

(h)           An executed Reaffirmation of Program Documents by Quicken Loans, LLC in the form attached hereto as Exhibit B; and

(i)            Evidence of filing of: (i) a UCC-1 financing statement against Quicken Loans, LLC and (ii) a UCC-3 amendment to the original financing statement with respect to the name change of Quicken Loans, LLC.

SECTION 4. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number Nine (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 25 of the Agreement.

SECTION 5. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 6. Binding Effect; Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 7. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed

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signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 8. Further Assurances. Each of Buyer, Agent and Seller agree that each reference to “Quicken Loans Inc.” in each Program Document shall be deemed to be and is hereby amended to be “Quicken Loans, LLC.”

SECTION 9. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

QUICKEN LOANS, LLC (f/k/a QUICKEN LOANS INC.)
(Seller)

By:	/s/ Julie Booth
Name: Julie Booth_
Title: Chief Financial Officer

MS-QL: Amendment No. 1 to Master Repurchase Agreement

fN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

QUICKEN LOANS, LLC (Successor by Conversion to and f/k/a QUICKEN LOANS JNC.)
(Seller)

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.
(Buyer)

By:	/s/ Michael A. Calandra, Jr.
Name: Michael A. Calandra, Jr.
Title: Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL
HOLDINGS LLC
(Agent)

By:	/s/ Christopher Schmidt
Name: Christopher Schmidt
Title: Vice President

EXHIBIT A

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Quicken Loans, LLC (the “Seller”) hereby irrevocably constitutes and appoints Morgan Stanley Bank, N.A., a national banking association (“Buyer”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Buyer’s discretion, for the purpose of carrying out the terms of the Master Repurchase Agreement, dated October 17, 2019 between Seller, Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company, as agent for Buyer (“Agent”) and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), including, without limitation, protecting, preserving and realizing upon the Purchased Items (as defined in the Repurchase Agreement), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to protect, preserve and realize upon the Purchased Items, to accomplish the purposes of the Repurchase Agreement, and to file such financing statement or statements relating to the Purchased Items as Buyer (or Agent on behalf of Buyer) at its option may deem appropriate, and, without limiting the generality of the foregoing, Seller hereby gives Buyer the power and right, on behalf of Seller, without assent by, but with notice to, Seller, subject to the terms of the Repurchase Agreement, to do the following:

(a) in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Purchased Items and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Buyer for the purpose of collecting any and all such moneys due with respect to any Purchased Items whenever payable;

to pay or discharge taxes and liens levied or placed on or threatened against the Purchased Items;

(i) to direct any party liable for any payment under any Purchased Items to make payment of any and all moneys due or to become due thereunder directly to Buyer or as Buyer (or Agent on behalf of Buyer) shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Purchased Items; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Purchased Items; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Purchased Items or any proceeds thereof and to enforce any other right in respect of any Purchased Items; (v) to defend any suit, action or proceeding brought against Seller with respect to any Purchased Items; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as Buyer (or Agent on behalf of Buyer) may deem appropriate; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Purchased Items as fully and completely as though Buyer were the absolute owner thereof for all purposes, and to do, at Buyer’s (or Agent’s on behalf of Buyer) option and Seller’s expense, at any time, and from time to time, all acts and things which Buyer (or Agent on behalf of Buyer) deems necessary to protect, preserve or realize upon the Purchased Items and Buyer’s

Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Seller might do;

for the purpose of carrying out the transfer of servicing with respect to the Purchased Items from Seller to a successor servicer appointed by Buyer in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller hereby gives Buyer the power and right, on behalf of Seller, without assent by Seller, to, in the name of Seller or its own name, or otherwise, prepare and send or cause to be sent (i) Section 404 Notices (as defined in the Repurchase Agreement) and/or (ii) “good-bye” letters to all mortgagors under the Purchased Items, transferring the servicing of the Purchased Items to a successor servicer appointed by Buyer in its sole discretion;

for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law.

Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised pursuant to the terms of the Repurchase Agreement.

Seller also authorizes Buyer, subject to the terms of the Repurchase Agreement, from time to time, to execute, in connection with any sale of Purchased Items provided for in Section 19 of the Repurchase Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Purchased Items.

The powers conferred on Buyer hereunder are solely to protect Buyer’s interests in the Purchased Items and shall not impose any duty upon it to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND BUYER HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF BUYER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IN THE EXERCISE OF THE POWERS GRANTED TO IT HEREUNDER.

[REMAINDER OF PAGE INTENTIONALLY BLANK.  SIGNATURES FOLLOW.]

IN WITNESS WHEREOF Seller has caused this power of attorney to be executed and Seller’s seal to be affixed this           day of April, 2020.

Quicken Loans, LLC
(Seller)

By:
Name:
Title:

Acknowledgment of Execution by Quicken Loans, LLC:

STATE OF MICHIGAN	)
	)	ss.:
COUNTY OF WAYNE	)

On the      day of April, 2020 before me, the undersigned, a Notary Public in and for said State, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as for Quicken Loans, LLC and that by his signature on the instrument, the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public
Print name
Notary Public, State of
County of
Acting in the County of
My Commission expires

EXHIBIT B

REAFFIRMATION OF PROGRAM DOCUMENTS

This REAFFIRMATION OF PROGRAM DOCUMENTS (this “Reaffirmation”) is executed as of this      day of April, 2020, by QUICKEN LOANS, LLC, a Michigan limited liability company (together with its successors and permitted assigns, the “Seller”), in favor of MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), with reference to the following facts:

A.            On October 17, 2019, Buyer, Agent and QUICKEN LOANS INC. as seller, entered into a Master Repurchase Agreement, dated as of October 17, 2019 (the “Repurchase Agreement”).

B.            Pursuant to a Certificate of Conversion filed on April 1, 2020 with the Michigan Department of Licensing and Regulatory Affairs, a copy of which is attached hereto as Exhibit A, Quicken Loans Inc. changed its corporate status to a Michigan limited liability company and was renamed Quicken Loans, LLC. Pursuant to the Plan of Conversion, Quicken Loans, LLC assumed all of the assets, liabilities, obligations, contracts and other agreements of Quicken Loans Inc. upon the effectiveness of the Plan of Conversion.

C.            Quicken Loans, LLC hereby acknowledges and agrees that the Repurchase Agreement and the other Program Documents (as defined in the Repurchase Agreement, the “Program Documents”) and any other documents executed and delivered in connection therewith continue in full force and effect notwithstanding the Plan of Conversion and that Quicken Loans, LLC has assumed all of the assets, liabilities, obligations, contracts and other agreements of Quicken Loans Inc., including those under the Repurchase Agreement and the other Program Documents, and that Quicken Loans, LLC shall be and is the “Seller” under all such documents.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing, and in order to induce Buyer and Agent to continue to permit purchases of Loans as provided under the Repurchase Agreement and the other Program Documents, Quicken Loans, LLC hereby agrees, in favor of Buyer and Agent, as follows:

1.             Quicken Loans, LLC hereby represents to Buyer and Agent that it has reviewed and is familiar with the terms and provisions of the Repurchase Agreement and the other Program Documents and any amendments to any of such documents, including without limitation, any amendments and restatements to such documents, including any such amendments dated as of the date hereof.

2.             Quicken Loans, LLC hereby (a) ratifies and reaffirms the Repurchase Agreement and the other Program Documents and all of its obligations, commitments, agreements and liabilities thereunder as Seller after giving effect to any and all amendments and amendments and restatements to the Repurchase Agreement and the Program Documents, (b) agrees, ratifies and confirms to Buyer and Agent that the Repurchase Agreement and the other Program Documents are and shall remain in full force and effect in accordance with their terms and all of the terms, representations, warranties, covenants, indemnifications and provisions of the Repurchase Agreement and the other Program Documents are and shall remain in full force and effect, and are obligations of and true and correct with respect to Quicken Loans, LLC, (c) acknowledges and agrees that Quicken Loans, LLC shall be and is the Seller under the Repurchase Agreement and the related Program Documents, (d) reaffirms its indebtedness, liabilities and obligations under the Repurchase Agreement and the related Program Documents, and (e) reaffirms all sales and Liens on the collateral which have been effected or granted by it in favor of Buyer or Agent pursuant to the Repurchase Agreement and the related Program Documents.

3.             This Affirmation shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

4.             This Affirmation shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict laws and any applicable law of the United States of America.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation of Program Documents as of April   , 2020.

SELLER:

QUICKEN LOANS, LLC
a Michigan Limited Liability Company

By:
Name:
Title:

EXHIBIT A

(to Reaffirmation of Program Documents)

Copy of Plan of Conversion